SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 11, 2007

First Mutual Bancshares, Inc.
(exact name of registrant as specified it its charter)

Washington	000-28261	91-2005970
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 -108th AVENUE N.E.
BELLEVUE, WASHINGTON 98004
(425) 455-7300
(Address of principal executive offices, including zip code, and telephone number, Including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 8.01.	Other Events

The shareholders of First Mutual Bancshares, Inc. (“First Mutual”) approved the merger of First Mutual with and into Washington Federal, Inc., in accordance with the Agreement Plan of Merger dated July 2, 2007, as amended August 27, 2007, at the special meeting of shareholders on October 11, 2007.  The Merger is expected to close in November 2007 following receipt of the requisite regulatory approvals.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated July 2, 2007, incorporated by reference from First Mutual Bancshares, Inc.’s Form 8-K filed with the Commission on July 2, 2007.

99.1	Press Release, dated October 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MUTUAL BANCSHARES, INC.

Dated: October 12, 2007
By: /s/ John R. Valaas
Its: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated July 2, 2007, incorporated by reference from First Mutual Bancshares, Inc.’s Form 8-K filed with the Commission on July 2, 2007

99.1	Press Release, dated October 11, 2007.